                                                                     Exhibit 4.5


                       ORANGE AND ROCKLAND UTILITIES, INC.


                                       to


                              THE BANK OF NEW YORK,

                                   As Trustee

                    ----------------------------------------

                          FOURTH SUPPLEMENTAL INDENTURE

                          Dated as of December 1, 1997


                    Supplementing and Amending the Indenture
                           Dated as of March 1, 1990,
                     As Previously Supplemented and Amended


                    ----------------------------------------

            THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of December 1, 1997 (this "Fourth Supplemental Indenture"), is between ORANGE AND ROCKLAND UTILITIES, INC., a New York corporation (hereinafter called the "Issuer" or the "Company"), having its principal office at One Blue Hill Plaza, Pearl River, New York 10965, and THE BANK OF NEW YORK, a New York corporation, as Trustee (hereinafter called the "Trustee"), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.

Recitals of the Issuer

      The Issuer and the Trustee have heretofore entered into an Indenture, dated as of March 1, 1990 (hereinafter called the "Original Indenture"), as heretofore amended and supplemented as described in the following paragraph (said Original Indenture, as so amended and supplemented, being hereinafter called the "Amended Indenture"), relating to the issuance at any time or from time to time of its Securities on terms to be specified at the time of issuance. Terms (including the term "Indenture") used and not otherwise defined herein shall (unless the context otherwise clearly requires) have the respective meanings given to them in the Amended Indenture.

      The Amended Indenture provides in Article Three thereof that, prior to the issuance of Securities of any series, the form of such Securities and the terms applicable to such series shall be established in, or pursuant to, the authority granted (generally, or in the particular instance) in a resolution of the Board of Directors (delivered to the Trustee in the form of a Board Resolution) or established (generally, or in the particular instance) in one or more indentures supplemental thereto. The Original Indenture has, prior to the date hereof, been
(a) supplemented by a First Supplemental Indenture, dated as of March 7, 1990, which, among other things, established the form of the Issuer's first series of Securities, designated "9 3/8% Debentures Due 2000 (Series A)," (b) supplemented and amended by a Second Supplemental Indenture, dated as of October 15, 1992 (the "Second Supplemental Indenture"), which, among other things, (i) established the form of the Issuer's second series of Securities, designated "6.50% Debentures Due 1997 (Series B)" and (ii) added to the covenants of the Issuer a further covenant restricting the issuance by the Issuer of secured indebtedness for borrowed money while any Securities are Outstanding under the Indenture and (c) supplemented by a Third Supplemental Indenture, dated as of March 1, 1993, which, among other things, established (i) the form of the Issuer's third series of Securities, designated "6.14% Debentures Due 2000 (Series C)" and (ii) the form of the Issuer's fourth series of Securities, designated "6.56% Debentures Due 2003 (Series D)". The Issuer desires by this Fourth Supplemental Indenture to establish the form of (i) the Securities of a fifth series, to be designated "6 1/2% Debentures Due 2027 (Series E)" of the Issuer and (ii) the Securities of a sixth series to be issued in exchange therefor, pursuant to a Registration Rights Agreement dated as of December 18, 1997 (the "Registration Rights Agreement"), to be designated "6 1/2% Debentures Due 2027 (Series F)" of the Issuer, and to establish the terms applicable to such series, pursuant to Sections 3.1 and 10.1(e) of the Amended Indenture. The Issuer has duly authorized the execution and delivery of this Fourth Supplemental Indenture.

      The execution and delivery of this Fourth Supplemental Indenture by the parties hereto are in all respects authorized by the provisions of the Amended Indenture.


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

      All things necessary have been done to make this Fourth Supplemental Indenture a valid agreement of the Issuer, in accordance with its terms.

      NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

      For and in consideration of the premises, it is mutually covenanted and agreed, as follows:

                                   ARTICLE ONE

             Establishment of 6 1/2% Debentures Due 2027 (Series E)

            Section  1.01.   There  is  hereby   established  by  this  Fourth
Supplemental Indenture a fifth series of the Securities, which shall be designated "6 1/2% Debentures Due 2027 (Series E)" of the Issuer (hereinafter called the "Series E Debentures"). The Series E Debentures shall be substantially in the form set forth in Exhibit A hereto (which is hereby incorporated herein and made a part hereof), subject to changes in the form thereof made by the Issuer and acceptable to the Trustee, and may be issued at any time and from time to time, subject to the fulfillment of the conditions set forth in the Amended Indenture.

            Section 1.02. The Series E Debentures shall have the terms and provisions set forth in Exhibit A hereto. In particular, but without limitation, the Series E Debentures shall (a) be limited to $80,000,000 in aggregate principal amount at any time Outstanding, (b) mature on December 1, 2027, (c) bear interest (computed on the basis of a 360-day year of twelve 30-day months) until the payment of principal thereof has been made or duly provided for, at the rate per annum specified in the title of the Series E Debentures, payable semi-annually on June 1 and December 1 of each year, commencing June 1, 1998, and at the same rate per annum on any overdue installment of principal and (to the extent legally enforceable) interest, and (d) be issuable only as fully registered Securities, without coupons.

            The regular record dates for the Series E Debentures shall be as set forth in Exhibit A. The Series E Debentures are not redeemable in whole or in part prior to maturity, and there is no sinking fund for the Series E Debentures

            Section 1.03 (a) The Series E Debentures shall be issued initially in the form of a permanent Global Security in definitive form without coupons with the global security legend and restricted security legend set forth in Exhibit A hereto (the "Series E Global Debenture"), which shall be delivered to, or pursuant to the instructions of, the Depository, or any successor thereto registered under the Securities Exchange Act of 1934, as depositary. The aggregate principal amount of the Series E Global Debenture may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, as provided below.

            (b) Members of, or participants in, the Depository ("Agent Members") shall have no rights under the Fourth Supplemental Indenture or the Amended Indenture with respect to any Series E Global Debenture held on their behalf by the Depository, and the


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

      Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Series E Global Debenture for all purposes whatsoever.

            (c) At such time as all beneficial interests in the Series E Global Debenture have either been exchanged for Series F Debentures or certificated Series E Debentures, repaid or canceled, the Series E Global Debenture shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Series E Global Debenture is exchanged for Series F Debentures or certificated Series E Debentures, repaid or canceled, the principal amounts of Series E Debentures represented by the Series E Global Debenture shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the custodian for such Series E Global Debenture) with respect to such Series E Global Debenture, by the Trustee, to reflect such reduction.

            (d) In the event that beneficial interests in the Series E Global Debenture are exchanged for Series E Debentures in certificated form pursuant to Section 2.4 of the Amended Indenture, each such certificated Series E Debenture shall bear the legend regarding transfer restrictions applicable to the Series E Global Debenture set forth on the form of the Series E Global Debenture attached hereto as Exhibit A. In addition, if any certificated Series E Debentures are issued upon the registration of transfer or exchange of such certificated Series E Debentures, (i) the Series E Debentures so issued shall bear the same legend, and (ii) the Trustee shall authenticate and issue such certificated Series E Debentures only upon receipt of a Transfer Certificate in the form of Annex I hereto.

            (e) Certificated Series E Debentures may be issued in exchange for beneficial interests in the Series E Global Debentures only in accordance with Section 2.4 of the Amended Indenture and this Article One.

                                   ARTICLE TWO

             Establishment of 6 1/2% Debentures Due 2027 (Series F)

            Section  2.01.   There  is  hereby   established  by  this  Fourth
Supplemental Indenture a sixth series of the Securities, which shall be designated "6 1/2% Debentures Due 2027 (Series F)" of the Issuer (hereinafter called the "Series F Debentures," and, together with the Series E Debentures, the "Debentures"). The Series F Debentures shall be substantially in the form set forth in Exhibit B hereto (which is hereby incorporated herein and made a part hereof), subject to changes in the form thereof made by the Issuer and acceptable to the Trustee. The Trustee shall authenticate and deliver Series F Debentures for issue only in the Exchange Offer as defined in and pursuant to the Registration Agreement, for a like principal amount of Series E Debentures, in each case pursuant to an Issuer Order. Such Issuer Order shall specify the amount of the Series F Debentures to be authenticated and the date on which the original issue of such Series F Debentures are to be authenticated. The aggregate principal amount of Debentures Outstanding at any time may not exceed $80,000,000.

            Section 2.02. The Series F Debentures shall have the terms and provisions set forth in Exhibit B hereto. In particular, but without limitation, the Series F Debentures shall (a) be limited to $80,000,000 in aggregate principal amount at any time Outstanding, (b) mature on December 1, 2027, (c) bear interest (computed on the basis of a 360-day year of twelve 30-day months) until the payment of principal thereof has been made or duly provided for, at the rate per annum specified in the title of the Series F Debentures, payable semi-annually on June 1 and December 1 of each year, commencing June 1, 1998, and at the same rate per annum on any overdue installment of principal and (to the extent legally enforceable) interest, and (d) be issuable only as fully registered Securities, without coupons.

            The regular record dates for the Series F Debentures shall be as set forth in Exhibit B. The Series F Debentures are not redeemable in whole or in part prior to maturity, and there is no sinking fund for the Series F Debentures

            Section 2.03. (a) The Series F Debentures shall be issued initially in the form of a Global Security with the global security legend set forth in Exhibit B hereto that will be delivered to, or pursuant to the instructions of, the Depository, or any successor thereto registered under the Securities Exchange Act of 1934, as depositary. The regular record dates for the Series F Debentures shall be as set forth in Exhibit B. The Series F Debentures are not redeemable in whole or in part prior to maturity, and there is no sinking fund for the Series F Debentures.

            (b) Members of, or participants in, the Depository ("Agent Members") shall have no rights under the Fourth Supplemental Indenture or the Amended Indenture with respect to any Series F Global Debenture held on their behalf by the Depository, and the Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Series F Global Debenture for all purposes whatsoever.


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

                                  ARTICLE THREE

                                   Defeasance

            Notwithstanding anything contained in Article Twelve of the Amended Indenture, the provisions of this Article Three shall in all cases govern defeasance of the Issuer's obligations in respect of the Series E Debentures and the Series F Debentures:

            Section 3.01. Option to Effect Legal Defeasance or Covenant Defeasance. The Issuer may at any time after December 1, 2004 terminate its substantive obligations in respect of the Series E Debentures and/or the Series F Debentures by delivering all Outstanding Debentures of the series to be defeased to the Trustee for cancellation and paying all sums payable by the Issuer on account of principal of and interest on such Debentures or otherwise in respect of such Debentures. In addition to the foregoing, the Issuer may, at the option of its Board of Directors evidenced by resolutions set forth in an Officers' Certificate of the Issuer, at any time after December 1, 2004, with respect to the Series E Debentures and/or the Series F Debentures, elect to have either Section 3.02 or 3.03 be applied to all Outstanding Debentures of either or both series upon compliance with the conditions set forth below in this Article Three.

            Section 3.02 Legal Defeasance and Discharge. Upon the exercise by the Issuer under Section 3.01 of the option applicable to this Section 3.02, the Issuer shall be deemed to have been discharged from its obligations with respect to all Outstanding Debentures of a particular series on the date the conditions set forth below are satisfied in respect of such Debentures (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Debentures of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 3.05 and the other provisions of the Amended Indenture referred to in (a) and (b) of this paragraph below, and to have satisfied all of its other obligations in respect of such Debentures (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Debentures of such series to receive payments in respect of the principal of and interest on such Debentures when such payments are due, (b) the Issuer's obligations with respect to such Debentures under Sections 3.6, 3.7, 3.10, 4.2, 4.4 and 5.1 of the Amended Indenture, (c) the rights, powers, trusts, duties and immunities of the Trustee and the Issuer's obligations in connection therewith and (d) this Article Three. Subject to compliance with this Article Three, the Issuer may exercise the option under this Section 3.02 notwithstanding the prior exercise of the option under Section 3.03 with respect to such Debentures.

            Section 3.03. Covenant Defeasance. Upon the exercise by the Issuer under Section 3.01 of the option applicable to this Section 3.03, the Issuer shall be released from its obligations under the covenants contained in Section
4.7 of the Amended Indenture, as added by Section 2.01 of the Second Supplemental Indenture, on and after the date the conditions set forth below are satisfied in respect of such Debentures (hereinafter, "Covenant Defeasance"), and such Debentures shall thereafter be deemed not "Outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such


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

covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Debentures may not be deemed Outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Debentures of such series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1(d) of the Amended Indenture with respect to the Outstanding Debentures of such series, but, except as specified above, the remainder of the Indenture and such Debentures shall be unaffected thereby.

            Section 3.04. Conditions to Legal or Covenant Defeasance. The following shall be the conditions to the application of either Section 3.02 or
Section 3.03 to the Outstanding Debentures of a series to be defeased at any time after December 1, 2004:

                  (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.9 of the Amended Indenture who shall agree to comply with the provisions of this Article Three applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debentures of such series, (i) cash in United States Dollars, (ii) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in United States Dollars, or (iii) a combination thereof, in such amounts, as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee at the expense of the Issuer, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of and interest on the Outstanding Debentures of such series on the stated maturity of such principal or interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Debentures;

                  (b) In the case of an election under Section 3.02, the Issuer shall have delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee confirming that (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Debentures of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) In the case of an election under Section 3.03, the Issuer shall have delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee to the effect that the Holders of the Outstanding Debentures of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) No Default or Event of Default with respect to the Debentures of such series shall have occurred and be continuing on the date of such deposit or, insofar as Sections 6.1(e) or 6.1(f) of the Amended Indenture are concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (e) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, the Indenture or any other material agreement or instrument to which the Issuer is a party or by which the Issuer is bound;

                  (f) The Issuer shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Issuer pursuant to its election under Section 3.02 or 3.03 was not made by the Issuer with the intent of preferring the Holders of the Debentures of such series over any other creditors of the Issuer or with the intent of defeating, hindering, delaying or defrauding creditors of the Issuer or others; and

                  (g) The Issuer shall have delivered to the Trustee an Officers' Certificate stating that all conditions precedent provided for or relating to either the Legal Defeasance under Section 3.02 or the Covenant Defeasance under Section 3.03 (as the case may be) have been complied with as contemplated by this Section 3.04.

            Section 3.05. Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

            Subject to Section 3.06, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 3.05, the "Trustee") pursuant to Section 3.04 in respect of the Outstanding Debentures of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Debentures and the Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Debentures of all sums due and to become due thereon in respect of principal and interest.

            The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or Government Obligations deposited pursuant to Section 3.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the corresponding Outstanding Debentures.

            Anything in this Article Three to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon the request of the Issuer any money or Government Obligations held by it as provided in Section
3.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 3.04(a)) at the expense


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

of the Issuer, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

            Section 3.06 Repayment to Company. Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or interest on any Debenture and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on its written request and shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as a secured creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

            Section 3.07 Reinstatement. If the Trustee or Paying Agent is unable to apply any United States Dollars or Government Obligations in accordance with
Section 3.02 or 3.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Issuer in respect of the corresponding Debentures shall be revived and reinstated as though no deposit had occurred pursuant to Section 3.02 or 3.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 3.02 or 3.03, as the case may be; provided, however, that, if the Issuer makes any payment of principal of or interest on any Debenture following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Debentures to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE FOUR

                         Repayment at Option of Holders

            The Series E Debentures and the Series F Debentures are subject to repayment at the option of the Holders thereof on December 1, 2004 in the manner provided in the forms of the Series E Debentures and Series F Debentures attached hereto as Exhibit A and Exhibit B, respectively.

                                  ARTICLE FIVE

                                Events of Default

            Section 5.01. The following shall constitute additional Events of
Default:

            (a) with respect to the Series E Debentures and the Series F Debentures, a failure by the Issuer to repay the outstanding principal amount of any Series E Debenture or Series F

Debenture, together with accrued but unpaid interest thereon, on December 1, 2004 in accordance with a proper election by the Holder of such Debenture to receive such repayment made pursuant to Article Four and the relevant provisions of the Debentures, or

            (b) with respect to the Series E Debentures, a failure by the Issuer to pay Liquidated Damages (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and the continuance of such default for a period of 30 days.

                                   ARTICLE SIX

                                  Miscellaneous

            Section 6.01. The recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity of this Fourth Supplemental Indenture. The Amended Indenture is in all respects hereby adopted, ratified and confirmed.

            Section 6.02. This Fourth Supplemental Indenture may be executed in any number of counterparts, and in separate counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            Section 6.03. If any provision of this Fourth Supplemental Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, through operation of Section 318(c), such imposed duties shall control.

            Section 6.04. The Article and Section headings herein are for convenience only and shall not affect the interpretation hereof.

            Section 6.05. The Issuer hereby confirms the appointment of The Bank of New York as the initial Trustee, Securities Registrar and Paying Agent, subject to the provisions of the Indenture with respect to resignation, removal and succession, and subject, further, to the right of the Issuer to appoint additional agents (including Paying Agents). An Authenticating Agent may be appointed for the Series E Debentures and/or the Series F Debentures under the circumstances set forth in, and subject to the provisions of, the Indenture. If and so long as the Debentures of either or both series are issued as Global Securities and the Depository or the nominee therefor is the sole holder of such series of Debentures, (a) the Trustee shall treat the Depository or said nominee as the only Holder of the Debentures of such series for all purposes under the Indenture, including receipt of all principal of and interest on the Debentures of such series, receipt of notices, and voting and requesting or directing the Trustee to take or not to take, or consenting to, certain actions under the Indenture, and (b) the Issuer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of any records maintained by the Depository or any participant therein, (ii) the payment by any participant in the Depository of any amount due to any beneficial owner in respect of the principal of and interest on the Debentures of such series, (iii) the delivery or timeliness of delivery by any participant in the Depository of any notice to any beneficial owner which is required or permitted under the terms of the Indenture to be given to Holders of Securities or (iv) other action taken by the Depository or its nominee as Holder of the Debentures of such series.

                                  [End of Page]


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

            IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested (the actual date of this Fourth Supplemental Indenture being the date of execution by the Trustee, as indicated in its Acknowledgment).

                                    ORANGE AND ROCKLAND UTILITIES, INC.


                                    By /s/ R. Lee Haney
                                       _______________________________
                                       Name:  R. Lee Haney
                                       Title: Sr. Vice President & CFO


                                                      [Seal]


                                     Attest:


                                    By /s/ Carla Meyer Lois
                                       ______________________________
                                       Name:  Carla Meyer Lois
                                       Title: Assistant Secretary


                                    THE BANK OF NEW YORK, as Trustee


                                    By /s/ Marie E. Trimboli
                                       _______________________________
                                       Name:  Marie E. Trimboli
                                       Title: Assistant Treasurer


                                                      [Seal]


                                     Attest:


                                    By /s/ Robert A. Massimillo
                                       ______________________________
                                       Name:  Robert A. Massimillo
                                       Title: Assistant Vice President

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF ROCKLAND )

      At Pearl River, on this 17th day of December, 1997, before me, a Notary Public in and for the County of Rockland and State of New York, personally appeared R. Lee Haney and Carla Meyer Lois, the Sr. V.P. & CFO and the Assistant Secretary, respectively, of Orange and Rockland Utilities, Inc., each to me personally known, who respectively executed, and affixed and attested the corporate seal on, the foregoing instrument on behalf of said corporation, and severally acknowledged the same to be their free act and deed in their said capacities and the free act and deed of Orange and Rockland Utilities, Inc.


                                          /s/ Todd M. Lieval
                                       _____________________________
                                                Notary Public


                                                                   NOTARIAL SEAL


My Commission Expires: 07/31/99


STATE OF NEW YORK )
                  )  ss.:
NEW YORK COUNTY   )

      At The City of New York, on this 18 day of December, 1997, before me, a Notary Public in and for the County and State of New York, personally appeared Marie E. Trimboli and Robert A. Massimillo, a Assistant Treasurer and Assistant Vice President, respectively, of The Bank of New York, each to me personally known, who respectively executed, and affixed and attested the corporate seal on, the foregoing instrument on behalf of said corporation, and severally acknowledged the same to be their free act and deed in their said capacities and the free act and deed of The Bank of New York, as Trustee.


                                         /s/ Jennifer S. Geetter
                                         ____________________________
                                                Notary Public


                                                                   NOTARIAL SEAL
My Commission Expires: 8/11/99

                                                                      Annex I to
                                                 Fourth Supplemental Indenture


                          FORM OF TRANSFER CERTIFICATE


Donaldson, Lufkin & Jenrette Securities Corporation
Salomon Brothers Inc

Ladies and Gentlemen:

      In connection with the proposed transfer to us of 6 1/2% Debentures Due 2027 (Series E) (the "Debentures") of Orange and Rockland Utilities, Inc., a New York corporation (the "Company"), we acknowledge, represent to, warrant and agree with the Company and the Initial Purchasers, named above, as follows:

      (1) We understand that the Debentures are being offered for resale in a transaction not involving any public offering in the United States within the meaning of the 1933 Act. We understand that the Debentures have not been registered under the 1933 Act or any United States securities laws and they are being offered for resale in transactions not requiring registration under the 1933 Act. We understand that the Debentures may not be reoffered, resold, pledged or otherwise transferred except (i) to the Company or any of its subsidiaries; (ii) to a person whom the purchaser reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer"), (iii) in an offshore transaction complying with Rule 904 of Regulation S, (iv) pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder (if available), (v) to an institutional "accredited investor" (as defined in Rule 501 (a) (1), (2), (3) or (7) of Regulation D under the 1933 Act) that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the transfer of the Debentures and, if such transfer is in respect of an aggregate principal amount of Debentures less than $250,000, an opinion of counsel, (vi) in accordance with another exemption from the registration requirements of the 1933 Act or (vii) pursuant to an effective registration statement under the 1933 Act, and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction. We will, and will inform each subsequent holder that such subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in the preceding sentence. No representation is being made as to the availability of the exemption provided by Rule 144 for resales of the Debentures.

      (2) We are not an "affiliate" (as defined in Rule 144 under the 1933 Act) of the Company, we are not acting on behalf of the Company and we are a Qualified Institutional Buyer and are aware that any sale of Debentures to us will be made in reliance on Rule 144A. Such acquisition will be for our own account or for the account of another Qualified Institutional Buyer.

      (3) We are relying on the information contained in the Offering Memorandum in making our investment decision with respect to the Debentures. We acknowledge that no representation or warranty is made by the Initial Purchasers as to the accuracy or completeness of such materials. We further acknowledge that neither the Company nor the Initial Purchasers nor any person representing the Company or the Initial Purchasers has made any representation to us with respect to the Company or the offering or sale of any Debentures other than the information contained in this Offering Memorandum. We have had access to such financial and other information concerning the Company and the Debentures as we have deemed necessary in connection with our decision to purchase any of the Debentures, including an opportunity to ask questions of and request information from the Company and the Initial Purchasers.

      (4) We understand that until registered under the 1933 Act, the Debentures will bear a legend to the following effect unless otherwise agreed by the Company and the holder thereof.

            THIS DEBENTURE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE 1933 ACT) (A "QIB"), (B) IT IS ACQUIRING THIS DEBENTURE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2),
      (3) OR (7) OF REGULATION D UNDER THE 1933 ACT (AN "IAI"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS DEBENTURE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
      (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE 1933 ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE 1933 ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS DEBENTURE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN

      EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBENTURE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE 1933 ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS DEBENTURE IN VIOLATION OF THE FOREGOING.

      (5) We represent and covenant that we are not, and are not acquiring the Debentures with the assets of, or for or on behalf of, and will not sell or otherwise transfer the Debentures to, any employee benefit plan (as defined in Section 3(3) of ERISA) or individual retirement account or other arrangement that is subject to ERISA or Section 4975 of the Code (hereinafter collectively referred to as an "ERISA Plan") or any entity whose underlying assets include assets of an ERISA Plan pursuant to 29 C.F.R. Section 2510.3-101 or otherwise, except to the extent that the acquisition and holding of the Debentures:

                  (a) (i) are made solely with the assets of a bank collective investment fund and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 91-38 issued by the Department of Labor;

                  (b) (i) are made solely with assets of an insurance company pooled separate account and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor;

                  (c) (i) are made solely with assets managed by a qualified professional asset manager and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor;

                  (d) are made solely with assets of a governmental plan (as defined in Section 3(32) of ERISA) which is not subject to the provisions of Section 401 of the Code;

                  (e) (i) are made solely with assets of an insurance company general account and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 95-60 issued by the Department of Labor; or

                  (f) (i) are made solely with assets managed by an in-house asset manager and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 96-23 issued by the Department of Labor.

      (6) We acknowledge that the Company and the Initial Purchasers and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agree that if any of the acknowledgments, representations or agreements deemed to have been made by us by our purchase of the Debentures are no longer accurate, we will promptly notify Orange and Rockland Utilities, Inc., One Blue Hill Plaza, Pearl River, New York 10965, Attention: Office of the Treasurer, and if we are acquiring any Debentures as a fiduciary or agent for one or more investor accounts, we represent that we have sole investment discretion with respect to each such account and that we have full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

Very truly yours,



__________________________________
Name of Transferee:

By:_______________________________
    Title:

Date:_____________________________

Upon transfer, the Debentures would be registered in the name of the new beneficial owner as follows:

Name:_____________________________
Address:__________________________
__________________________________
__________________________________
__________________________________

Taxpayer ID Number:_______________

                                                                 Exhibit A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITORY"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST THEREIN.

TRANSFERS OF THIS GLOBAL DEBENTURE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY OR NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL DEBENTURE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS DEBENTURE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE 1933
ACT) (A "QIB"), (B) IT IS ACQUIRING THIS DEBENTURE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT (AN "IAI"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS DEBENTURE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE 1933 ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE 1933 ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS DEBENTURE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT, (F) IN ACCORDANCE WITH ANOTHER

EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBENTURE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE 1933 ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS DEBENTURE IN VIOLATION OF THE FOREGOING


                           FORM OF SERIES E DEBENTURE

                      [FORM OF FACE OF SERIES E DEBENTURE]


No._______                                                           $________


                       ORANGE AND ROCKLAND UTILITIES, INC.

                      6 1/2% DEBENTURE DUE 2027 (SERIES E)


      ORANGE AND ROCKLAND UTILITIES, INC., a corporation duly organized and existing under the laws of the State of New York (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of
______________________ Dollars, on December 1, 2027, and to pay interest on said principal sum, semiannually on June 1 and December 1 of each year, commencing June 1, 1998, at the rate of 6 1/2% per annum from the June 1 or December 1, as the case may be, next preceding the date of this Debenture to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Debenture, or unless no interest has been paid on this Debenture, in which case from the date of original issue of this Debenture, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, when there is no existing default in the payment of interest on this Debenture, if the date hereof is after a regular record date (which shall be the close of business on the May 15 or November 15, as the case may be, next preceding an Interest Payment Date) and before the next succeeding Interest Payment Date, this Debenture shall bear interest from such Interest Payment Date; provided, however, that if the Company shall default in the payment of interest due on such Interest Payment Date, then this Debenture shall bear interest from the next preceding Interest Payment Date to which interest has been paid, or, if no interest has been paid on this Debenture, from the date of original issue of this Debenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Securities) is registered at the record date for such Interest Payment Date. The principal of and interest on this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, except that interest may be paid, at the option of the Company, by check mailed to the person entitled thereto at his address last appearing on the Securities Register. Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.

      REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS DEBENTURE SET FORTH ON THE REVERSE HEREOF, WHICH SHALL HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the aforesaid Indenture, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal.

                                    ORANGE AND ROCKLAND UTILITIES, INC.


                                                                          [SEAL]



                                    By _______________________________________
                                          Treasurer


Attest:



_____________________________
Secretary

Dated:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, as Trustee



                                          By ____________________________
                                                Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

                       ORANGE AND ROCKLAND UTILITIES, INC.

                      6 1/2% DEBENTURE DUE 2027 (SERIES E)

      This Debenture is one of a duly authorized issue of unsecured debt securities of the Company (herein called the "Securities"), issued and to be issued under an Indenture dated as of March 1, 1990, between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto, including, without limitation, the First Supplemental Indenture dated as of March 7, 1990, the Second Supplemental Indenture dated as of October 15, 1992, the Third Supplemental Indenture dated as of March 1, 1993 and the Fourth Supplemental Indenture dated as of December 1, 1997 (said Indenture, together with all indentures supplemental thereto, including, without limitation, said First, Second, Third and Fourth Supplemental Indentures, being herein called the "Indenture"), reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities, and of the rights, obligations, duties and immunities of the Trustee and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of a series designated on the face hereof as "6 1/2% Debentures Due 2027 (Series E)" (the "Debentures"), limited to $80,000,000 in aggregate principal amount Outstanding.

      The Debentures are not redeemable in whole or in part prior to maturity, and there is no sinking fund for the Debentures.

      The Holder of this Debenture may elect to have this Debenture (or any portion hereof in the amount of $100,000 or in integral multiples of $1,000 in excess thereof) repaid on December 1, 2004 (or, if such day is not a Business Day, the next succeeding Business Day), at a repayment price equal to the principal amount of this Debenture (or such portion hereof) together with accrued and unpaid interest thereon to the date of repayment. In order for the Holder of this Debenture to make this election, the Company must receive at its office or agency in New York, New York, during the period beginning on October 1, 2004 and ending at 5:00 p.m. (New York City time) on November 1, 2004 (or, if such day is not a Business Day, the next succeeding Business Day) this Debenture with the form entitled "Option to Elect Repayment on December 1, 2004" below duly completed. Any such election received during the period beginning on October 1, 2004 and ending at 5:00 p.m. (New York City time) on November 1, 2004 shall be irrevocable. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of this Debenture for repayment will be determined by the Company, whose determination shall be final and binding. Failure of the Company to so repay this Debenture (or such portion hereof) when required shall constitute an Event of Default with respect to the Series

E Debentures and the Series F Debentures only and not with respect to any other series of Securities.

      The Debentures are issuable only as registered Debentures, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture may be registered on the Securities Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      If any Event of Default with respect to the Debentures shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected thereby, voting as one class. The Indenture also contains a provision permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive any past default or certain Events of Default by the Company under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

      As provided in Article Three of the Fourth Supplemental Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain funds in trust, at the Company's option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Debentures and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Debentures or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants of provisions with respect to the Debentures.

      No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

      No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, including any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                OPTION TO ELECT REPAYMENT ON DECEMBER 1, 2004

      The undersigned hereby irrevocably requests and instructs the Company to repay the within Debenture (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned at

   [Insert Name, Address and Tax Identification Number of the Undersigned]






      For this Debenture to be repaid the Company must receive at the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York or at such additional place or places of which the Company shall from time to time notify the holder of the within Debenture during the period from and including October 1, 2004 to and including November 1, 2004 or, if November 1, 2004 is not a Business Day, the next succeeding Business Day, this Debenture with this "Option to Elect Repayment on December 1, 2004" form duly completed.

      If less than the entire principal amount of the within Debenture is to be repaid, specify the portion thereof (which shall be in the amount of $100,000 or an integral multiple of $1,000 in excess thereof) which the Holder elects to have repaid: $_________________; and specify the denomination or denominations (which shall be in the amount of $100,000 or an integral multiple of $1,000 in excess thereof) of the Debenture or Debentures to be issued to the Holder for the amount of the portion of the within Debenture not being repaid (in the absence of any such specification, one such Debenture will be issued for the portion not be repaid: _______________).


      Dated:            2004
                                     ______________________________________
                                    NOTICE: The signature on this Option to
                                    Elect Repayment on December 1, 2004 must correspond with the name as written upon the face of this instrument in every particular without alteration or enlargement or any other change whatsoever.

                                   ASSIGNMENT

                                  Abbreviations

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     - as tenants in common
TEN ENT     - as tenants by the entireties
JT TEN      - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT
MIN ACT     - ______________(Custodian)_____________(Minor) under Uniform Gifts to Minors Act_____________ (State)

                    Additional abbreviations may also be used
                         though not in the above list.

                                  -------------

      FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
     (Please insert social security or other identifying number of assignee)

______________________________________________________________________________
   (Please print or typewrite name and address including postal zip code of assignee)

the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________ attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.

Dated:__________________


                                                ___________________________

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                  Exhibit B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITORY"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST THEREIN.

TRANSFERS OF THIS GLOBAL DEBENTURE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL DEBENTURE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.



                           FORM OF SERIES F DEBENTURE

                      [FORM OF FACE OF SERIES F DEBENTURE]


No._______                                                           $________


                       ORANGE AND ROCKLAND UTILITIES, INC.

                      6 1/2% DEBENTURE DUE 2027 (SERIES F)


      ORANGE AND ROCKLAND UTILITIES, INC., a corporation duly organized and existing under the laws of the State of New York (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of
______________________ Dollars, on December 1, 2027, and to pay interest on said principal sum, semiannually on June 1 and December 1 of each year, commencing June 1, 1998, at the rate of 6 1/2% per annum from the June 1 or December 1, as the case may be, next preceding the date of this Debenture to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Debenture, or unless no interest has been paid on this Debenture, in which case from the date of original issue of this Debenture, until payment of said principal sum has been made or duly provided for.

Notwithstanding the foregoing, when there is no existing default in the payment of interest on this Debenture, if the date hereof is after a regular record date (which shall be the close of business on the May 15 or November 15, as the case may be, next preceding an Interest Payment Date) and before the next succeeding Interest Payment Date, this Debenture shall bear interest from such Interest Payment Date; provided, however, that if the Company shall default in the payment of interest due on such Interest Payment Date, then this Debenture shall bear interest from the next preceding Interest Payment Date to which interest has been paid, or, if no interest has been paid on this Debenture, from the date of original issue of this Debenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Securities) is registered at the record date for such Interest Payment Date. The principal of and interest on this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, except that interest may be paid, at the option of the Company, by check mailed to the person entitled thereto at his address last appearing on the Securities Register. Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.

      REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS DEBENTURE SET FORTH ON THE REVERSE HEREOF, WHICH SHALL HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the aforesaid Indenture, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal.

                                    ORANGE AND ROCKLAND UTILITIES, INC.


                                                                          [SEAL]


                                    By _______________________________________
                                          Treasurer
Attest:

_____________________________
Secretary

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, as Trustee



                                          By ____________________________
                                               Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

                       ORANGE AND ROCKLAND UTILITIES, INC.

                      6 1/2% DEBENTURE DUE 2027 (SERIES F)


      This Debenture is one of a duly authorized issue of unsecured debt securities of the Company (herein called the "Securities"), issued and to be issued under an Indenture dated as of March 1, 1990, between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto, including, without limitation, the First Supplemental Indenture dated as of March 7, 1990, the Second Supplemental Indenture dated as of October 15, 1992, the Third Supplemental Indenture dated as of March 1, 1993 and the Fourth Supplemental Indenture dated as of December 1, 1997 (said Indenture, together with all indentures supplemental thereto, including, without limitation, said First, Second, Third and Fourth Supplemental Indentures, being herein called the "Indenture"), reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities, and of the rights, obligations, duties and immunities of the Trustee and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of a series designated on the face hereof as "6 1/2% Debentures Due 2027 (Series F)" (the "Debentures"), limited to $80,000,000 in aggregate principal amount Outstanding.

      The Debentures are not redeemable in whole or in part prior to maturity, and there is no sinking fund for the Debentures.

      The Holder of this Debenture may elect to have this Debenture (or any portion hereof in the amount of $100,000 or in integral multiples of $1,000 in excess thereof) repaid on December 1, 2004 (or, if such day is not a Business Day, the next succeeding Business Day), at a repayment price equal to the principal amount of this Debenture (or such portion hereof) together with accrued and unpaid interest thereon to the date of repayment. In order for the Holder of this Debenture to make this election, the Company must receive at its office or agency in New York, New York, during the period beginning on October 1, 2004 and ending at 5:00 p.m. (New York City time) on November 1, 2004 (or, if such day is not a Business Day, the next succeeding Business Day) this Debenture with the form entitled "Option to Elect Repayment on December 1, 2004" below duly completed. Any such election received during the period beginning on October 1, 2004 and ending at 5:00 p.m. (New York City time) on November 1, 2004 shall be irrevocable. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of this Debenture for repayment will be determined by the Company, whose determination shall be final and binding. Failure of the Company to so repay this Debenture (or such portion hereof) when required shall constitute an Event of Default with respect to the Series

E Debentures and the Series F Debentures only and not with respect to any other series of Securities.

      The Debentures are issuable only as registered Debentures, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture may be registered on the Securities Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      If any Event of Default with respect to the Debentures shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected thereby, voting as one class. The Indenture also contains a provision permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive any past default or certain Events of Default by the Company under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

      As provided in Article Three of the Fourth Supplemental Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain funds in trust, at the Company's option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Debentures and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Debentures or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants of provisions with respect to the Debentures.

      No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

      No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, including any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                OPTION TO ELECT REPAYMENT ON DECEMBER 1, 2004

      The undersigned hereby irrevocably requests and instructs the Company to repay the within Debenture (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned at

   [Insert Name, Address and Tax Identification Number of the Undersigned]






      For this Debenture to be repaid the Company must receive at the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York or at such additional place or places of which the Company shall from time to time notify the holder of the within Debenture during the period from and including October 1, 2004 to and including November 1, 2004 or, if November 1, 2004 is not a Business Day, the next succeeding Business Day, this Debenture with this "Option to Elect Repayment on December 1, 2004" form duly completed.

      If less than the entire principal amount of the within Debenture is to be repaid, specify the portion thereof (which shall be in the amount of $100,000 or an integral multiple of $1,000 in excess thereof) which the Holder elects to have repaid: $_________________; and specify the denomination or denominations (which shall be in the amount of $100,000 or an integral multiple of $1,000 in excess thereof) of the Debenture or Debentures to be issued to the Holder for the amount of the portion of the within Debenture not being repaid (in the absence of any such specification, one such Debenture will be issued for the portion not be repaid: _______________).


      Dated:     , 2004
                                    ______________________________________
                                    NOTICE: The signature on this Option to
                                    Elect Repayment on December 1, 2004 must correspond with the name as written upon the face of this instrument in every particular without alteration or enlargement or any other change whatsoever.

                                   ASSIGNMENT

                                  Abbreviations

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     - as tenants in common
TEN ENT     - as tenants by the entireties
JT TEN      - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT
MIN ACT     - ______________(Custodian)_____________(Minor) under Uniform Gifts to Minors Act_____________ (State)

                    Additional abbreviations may also be used
                         though not in the above list.

                                  -------------

      FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
        (Please insert social security or other identifying number of assignee)

 ______________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)


the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________ attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.

Dated:__________________


                                                ___________________________

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.